UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

February 15, 2011 (February 10, 2011)
Date of Report (Date of earliest event reported)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)       Departure of Directors.

On February 10, 2011, Harold M. Messmer, Jr., advised the Board of Directors of HCP, Inc. (the “Company”) that he intends to retire from the Board and not seek re-election when his term expires at the Company’s upcoming 2011 Annual Meeting of Stockholders. Mr. Messmer has been a member of the Board of Directors since the Company’s initial public offering over 25 years ago.

Item 7.01       Regulation FD Disclosure.

On February 15, 2011, the Company issued a press release, attached as Exhibit 99 to this Form 8-K, announcing the retirement of Mr. Messmer from its Board of Directors.  The information set forth in this Item 7.01 of this Form 8-K, including the text of the press release, attached as Exhibit 99, hereto, is being furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are being filed herewith:

No.	Description

99	Text of the Press Release dated February 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2011

HCP, Inc.

	By:	/s/ Thomas M. Herzog

Thomas M. Herzog,
Executive Vice President -
Chief Financial Officer

EXHIBIT INDEX

No.	Description

99	Text of the Press Release dated February 15, 2011.